EXHIBIT 10.2


                                 PROMISSORY NOTE

     THIS PROMISSORY NOTE ("Note") is made as of this July 9, 2002 by National Scientific Corporation, a Texas Corporation with offices at 14455 N. Hayden Rd. Ste 202, Scottsdale, AZ. 85260, ("Maker") and executed between the Maker and Lou
L. Ross ("Lender").

WITNESSETH

     WHEREAS, pursuant to this Note, Lender has agreed to loan to Maker a sum certain; and

     WHEREAS, Maker has agreed to repay such sum certain with interest at a fixed time in the future;

     NOW, THEREFORE, Maker hereby covenants and agrees as follows:

ARTICLE I:  TERMS AND CONDITIONS

SECTION 1.01 - AMOUNT: Subject to the terms of this Note, Maker hereby unconditionally promises to pay, for value received, to the order of Lender the principal sum of thirty three thousand nine hundred fifty four and eighteen cents ($33,954.18) .

SECTION 1.02 - ANNUAL INTEREST RATE: Subject to the terms of this Note, the principle amount of this note shall be paid with interest thereon at the rate of six percent (6%) per year (computed on the basis of a 360-day year of twelve 30-day months) compounded annually.

SECTION 1.03 - EFFECTIVE DATE: The Effective Date shall mean the date on which the funds subject to this Note are released to Maker, or the date this Note is executed, whichever is later.

SECTION 1.04 - TERM: The term of this note shall be for eighteen months from the Effective Date, with the principle and interest being paid in full at the end of the term.

SECTION 1.05 - REPAYMENT SCHEDULE: The principal and interest shall be paid in lawful money of the United States at the address of the Lender denoted below, or at such other place the Lender shall designate in writing, by monthly installments in the amount of three thousand twenty two dollars and twenty two cents ($3,022.22) each, due and payable on the first of each month beginning on the first day of the seventh month from the date this note is executed or the date on which the funds subject to this Note are released to Maker, whichever is later.

SECTION 1.06 - PREPAYMENT: Maker hereby reserves the right to prepay this Note in whole or in part without any premium or penalty. All payments beyond the due and payable installments shall be applied first to accrued interest and then to principle.

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SECTION 1.07 - DEFAULT:  If the  undersigned  Maker of this Note defaults in its obligations as set forth above, the Lender must give written notice of such default to the Maker at the below address. Upon receiving such notice of default, if not cured by Maker within 10 calendar days, the entire note becomes immediately due and payable.

ARTICLE II:  MISCELLANEOUS

SECTION 2.01 - ARBITRATION: Any controversy, claim, or breach arising out of or relating to this Note, at the discretion of Maker, shall be settled by arbitration in accordance with the Arbitration Rules of American Arbitration
Association in Phoenix, Arizona. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each party shall have the right of discovery as set forth in the Federal Rules of Civil Procedure.

SECTION 2.02 - GOVERNING LAW: This Note is governed by the laws of the State of Arizona and venue shall be in County of Maricopa.

SECTION 2.03 - JURISDICTION: Lender hereby submits to personal jurisdiction in the State of Arizona.

SECTION 2.04 - NOT USED.

SECTION 2.05 - NOTICE: All notices shall be in writing and shall be deemed delivered in person when delivered by courier, overnight delivery service, or mailed postage prepaid by Certified or Registered Mail -- Return Receipt Requested -- to the person and address designated in this Note.

SECTION 2.06 - NOT USED.

SECTION 2.07 - NOT USED.

SECTION 2.08 - SEVERABILITY: If any provision of this Note is rendered invalid, the remaining provisions shall remain in full force and effect.

SECTION 2.09 - ASSURANCES: Each party hereby represents and warrants that all representations, warranties, recitals, statements and information provided to each other under this Note are true, correct, and accurate to the best of its knowledge.

     IN WITNESS WHEREOF, the Maker has executed this Note as of this 8th day July, 2002.


MAKER National Scientific Corporation

ADDRESS:
14455 N. Hayden Rd. Ste 202
Scottsdale, AZ.  85260

/s/ Sam H. Carr
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Signature/Title of Corporate Officer,      CFO
                                      ---------------


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

LENDER:  L. L. "Lou" Ross

ADDRESS:

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/s/ Lou L. Ross
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Signature/Title of Lou L. Ross


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